UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2021

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	EYEG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the EyeGate Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i) the election of two Class III Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2024 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii) the approval, on a non-binding basis, of the compensation of the Company’s executive officers as disclosed in the Company’s 2021 proxy statement;

(iii) the approval, on a non-binding basis, of the frequency of future advisory votes on the compensation of the Company’s executive officers;

(iv) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

(v) the approval of the issuance of up to 3,127,303 shares of common stock upon the conversion of shares of Series D Convertible Preferred Stock issued and to be issued in connection with the Company’s acquisition of Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a); and

(vi) the approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares.

The voting results are reported below.

Proposal 1 - Election of Directors

Stephen From and I. Keith Maher, MD were elected as Class III Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2024 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen From	3,695,592	26,630	1,071,057
I. Keith Maher, MD	3,708,915	13,307	1,071,057

Proposal 2 - Approval, on a Non-Binding Basis, of the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers as disclosed in the Company’s 2021 proxy statement was approved on a non-binding basis. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,661,940	47,687	12,595	1,071,057

Proposal 3 – Approval, on a Non-Binding Basis, of Future Advisory Votes on Compensation

The frequency of future advisory votes on the compensation of the Company’s executive officers was approved for each year on a non-binding basis. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
3,674,681	14,865	21,600	11,076	1,071,057

Proposal 4 - Ratification of the Appointment of EisnerAmper LLP

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
4,781,674	6,606	4,999

Proposal 5 - Approval of the Issuance of up to 3,127,303 Shares of Common Stock upon the Conversion of Shares of Series D Convertible Preferred Stock

The issuance of up to 3,127,303 shares of common stock upon the conversion of shares of Series D Convertible Preferred Stock issued and to be issued in connection with the Company’s acquisition of Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a) was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,660,562	47,485	14,175	1,071,057

Proposal 6 - Approval of an Amendment to the Company’s 2014 Equity Incentive Plan

The amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,537,073	182,761	2,388	1,071,057

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Franz Obermayr
Franz Obermayr
Acting Chief Executive Officer

Date: June 25, 2021